Exhibit 10(g)

                      CIRCUS CIRCUS ENTERPRISES, INC.

                          1993 STOCK OPTION PLAN

                 (As Amended and Restated April 25, 1997)


1.  PURPOSES OF THE PLAN

    The purposes of this 1993 Stock Option Plan (the Plan ) are to enable Circus Circus Enterprises, Inc. (the Company ) and its Subsidiaries to attract and retain the services of officers and other key employees with managerial, professional or supervisory responsibilities, to retain able consultants and advisors and to motivate such persons to use their best efforts on behalf of the Company.

2.  GENERAL PROVISIONS

    2. 1 Definitions

    As used in the Plan:

         (a)   Board of Directors  means the board of
              Directors of the Company

         (b)   Code  means the Internal Revenue Code of
              1986, including any and all amendments
              thereto.

         (c) Committee means the committee appointed by the Board of Directors from time to time to administer the Plan pursuant to Section 2.2.

         (d)   Common Stock  means the Company s Common
              Stock, $.01-2/3 par value.

         (e) Fair Market Value means, with respect to a specific date, the last reported sale price of the Common Stock on the NYSE Composite Tape on the date such Fair Market Value is being determined, and, in the absence of any sale on such day, the Fair Market Value as determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

         (f)   Incentive Stock Option  means an option
              granted under the Plan which is intended to qualify as an incentive stock option under
              Section 422 of the Code.

         (g)   NYSE  means the New York Stock Exchange.

         (h) Non-Qualified Stock Option means an option granted under the Plan which is not an Incentive Stock Option.

         (i)   Participant  means a person to whom a Stock
              Option has been granted under the Plan.

         (j) Rule 16b-3 means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule.

         (k) Stock Option means an Incentive Stock Option or a Non-Qualified Stock Option granted under the Plan.

         (l) Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total voting power of all classes of stock in one of the other corporations in such chain.

    2.2  Administration of the Plan

         (a)  The Plan shall be administered by the
              Committee which shall at all times consist of two (2) or more persons, each of whom shall be a member of the Board of Directors. To the extent possible, and to the extent the Board of Directors deems it necessary or appropriate, each member of the Committee shall be a Non-Employee Director (as such term is defined in Rule 16b-3) and an Outside Director (as such term is defined in Treasury Regulations Section 1.162-27 promulgated under the Code). The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine.

         (b) The Committee shall have the full power, subject to and within the limits of the Plan, to: (i) interpret and administer the Plan, and Stock Options granted under it; (ii) make and interpret rules and regulations for the administration of the Plan and to make changes in and revoke such rules and regulations (and in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option in a manner and to the extent it shall deem necessary to make the Plan fully effective); (iii) determine those persons to whom Stock Options shall be granted and the number of Stock Options to be granted to any person; (iv) determine the terms of Stock Options granted under the Plan, consistent with the provisions of the Plan; and (v) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Option shall be final, binding and conclusive.

         (c) The Committee may act only by a majority of its members then in office; however, the Committee may authorize any one (1) or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

         (d) No member of the Committee shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person s own fraud or bad faith.

    2.3  Effective Date

    The Plan shall become effective upon its adoption by the Board of Directors, and Stock Options may be granted upon such adoption and from time to time thereafter, subject, however, to approval of the Plan by the affirmative vote of the holders of a majority of the shares of the Common Stock present in person or by proxy and entitled to vote at an annual meeting of the shareholders of the Company or at a special meeting of the shareholders of the Company expressly called for such purposes, or any adjournments thereof, within 12 months after the adoption of the Plan by the Board of Directors. If the Plan is not approved at such annual or special meeting or at any adjournments thereof, this Plan and all Stock Options previously granted thereunder shall become null and void.

    2.4  Duration

    If approved by the shareholders of the Company, as provided in Section 2.3, unless sooner terminated by the Board of Directors, the Plan shall remain in effect for a period of ten (10) years following its adoption by the Board of Directors.

    2.5  Shares Subject to the Plan

    The maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan shall be 3,000,000. The Stock Options shall be subject to adjustment in accordance with Section 4.1, as appropriate, and shares to be issued upon exercise of Stock Options may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. If a Stock Option or portion thereof shall expire or is terminated, canceled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof shall be available for future grants of Stock Options under the Plan.

    2.6  Amendments

    The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors. The Board of Directors may from time to time make such amendments to the Plan as it may deem advisable, including, with respect to Incentive Stock Options, amendments deemed necessary or desirable to comply with
    Section 422 of the Code and any regulations issued thereunder; provided, however, that without the approval of the Company s shareholders no amendment shall be made which:

         (a) Increases the maximum number of shares of Common Stock which may be subject to Stock
              Options granted under the Plan (other than as provided in Section 4.1, as appropriate); or

         (b)  Extends the term of the Plan; or

         (c)  Increases the period during which a Stock
              Option may be exercised beyond ten years from the date of grant; or

         (d) Otherwise materially increases the benefits accruing to Participants under the Plan; or

         (e) Materially modifies the requirements as to eligibility for participation in the Plan; or

         (f) Will cause Stock Options granted under the Plan to fail to meet the requirements of Rule
              16b-3.

    Except as otherwise provided herein, termination or amendment of the Plan shall not, without the consent of a Participant, affect such Participant s rights under any Stock Option previously granted to such Participant.

    2.7  Participants and Grants

    Stock Options may be granted by the Committee to (i) officers and other full-time salaried employees of the Company and its Subsidiaries with managerial, professional or supervisory responsibilities and (ii) consultants and advisors who render bona fide services to the Company and its Subsidiaries, in each case, where the Committee determines that such officer, employee, consultant or advisor has the capacity to make a substantial contribution to the success of the Company. The Committee may grant Stock Options to purchase such number of shares of Common Stock (subject to the limitations of Section 2.5) as the Committee may, in its sole discretion, determine. In granting Stock Options under the Plan, the Committee, on an individual basis, may vary the number of Incentive Stock Options or Non-Qualified Stock Options as between Participants and may grant Incentive Stock Options and/or Non-Qualified Stock Options to a Participant in such amounts as the Committee may determine in its sole discretion.

3.  STOCK OPTIONS

    3.1  General

    All Stock Options granted under the Plan shall be evidenced by written agreements executed by the Company and the Participant to whom granted, which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representations and other terms and conditions as the Committee may from time to time determine, or, in the case of Incentive Stock Options, as may be required by Section 422 of the Code, or any other applicable law.

    3.2  Price

    Subject to the provisions of Sections 3.6(d) and 4.1, the purchase price per share of Common Stock subject to a Stock Option shall, in no case, be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted.

    3.3  Period

    The duration or term of each Stock Option granted under the Plan shall be for such period as the Committee shall determine but in no event more than ten (10) years from the date of grant thereof.

    3.4  Exercise

    Subject to Section 4.4, Stock Options may be exercisable immediately upon granting of the Stock Option or at such other time or times as the Committee shall specify when granting the Stock Option. Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a written notice of exercise to the Secretary of the Company at the principal office of the Company specifying the number of shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise. Until the shares of Common Stock as to which a Stock Option is exercised are issued, the Participant shall have none of the rights of a shareholder of the Company with respect to such shares.

    3.5  Payment

    The purchase price for shares of Common Stock as to which a Stock Option has been exercised and any amount required to be withheld, as contemplated by Section 4.3, may be paid:

         (a) In United States dollars in cash, or by check, bank draft or money order payable in United
              States dollars to the order of the Company; or

         (b) By the delivery by the Participant to the Company of whole shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised or by the withholding of whole shares of Common Stock having such Fair Market Value upon the exercise of such Stock Option; or

         (c) In the discretion of the Committee, by a combination of both (a) and (b) above.

The Committee may, in its discretion, impose limitations, conditions and prohibitions on the use by a Participant of shares of Common Stock to pay the purchase price payable by such Participant upon the exercise of a Stock Option.

    3.6  Special Rules for Incentive Stock Options

    Notwithstanding any other provision of the Plan, the following provisions shall apply to Incentive Stock
    Options granted under the Plan:

         (a) Incentive Stock Options shall only be granted to Participants who are employees of the Company or its Subsidiaries.

         (b)  To the extent that the aggregate Fair Market
              Value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under this Plan and any other
              Plan of the Company or a Subsidiary exceeds
              $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

         (c) Any Participant who disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option by sale or exchange either within two (2) years after the date of the grant of the Incentive Stock Option under which the shares were acquired or within one
              (1) year of the acquisition of such shares, shall promptly notify the Secretary of the Company at the principal office of the Company of such disposition, the amount realized, the purchase price per share paid upon exercise and the date of disposition.

         (d) No Incentive Stock Option shall be granted to a Participant who, at the time of the grant, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock either of the Company or any parent or Subsidiary of the Company, unless the purchase price of the shares of Common Stock purchasable upon exercise of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value (at the time the Incentive Stock Option is granted) of the Common Stock and the Incentive Stock Option is not exercisable more than five
              (5) years from the date it is granted.

    3.7  Termination of Employment

         (a) In the event a Participant s employment by, or relationship with, the Company shall terminate for any reason other than those reasons specified in Sections 3.7(b), (c), (d) or (e) hereof while such Participant holds Stock Options granted under the Plan, then all rights of any kind under any outstanding Option held by such Participant which shall not have previously lapsed or terminated shall expire immediately.

         (b)  If a Participant s employment by, or
              relationship with, the Company or its
              Subsidiaries shall terminate as a result of such Participant s total disability, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable by such Participant for a period of six months after termination unless such Stock Option expires earlier by its terms. For purposes of the foregoing sentence, total disability shall mean permanent mental or physical disability as determined by the Committee.

         (c) In the event of the death of a Participant, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of death) by the executor or administrator of the Participant s estate or by the person or persons to whom the deceased Participant s rights thereunder shall have passed by will or by the laws of descent or distribution, and shall remain so exercisable for a period of six months after such Participant s death unless such Stock Option expires earlier by its terms.

         (d) If a Participant s employment by the Company shall terminate by reason of such Participant s retirement in accordance with Company policies, each Stock Option held by such Participant at the date of termination (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject hereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable by such Participant for a period of three months after termination, unless the Stock Option expires earlier by its terms.

         (e)  In the event the Company terminates the
              employment of a Participant who at the time of such termination was an officer of the Company and had been continuously employed by the Company during the five year period immediately preceding such termination, for any reason except good cause (hereafter defined) and except upon such Participant s death, total disability or retirement in accordance with Company policies, each Stock Option held by such Participant (which has not previously lapsed or terminated and which has been held by such Participant for more than six months prior to such termination) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable for a period of three (3) months after such termination unless such Stock Option expires earlier by its terms. A termination for good cause shall be deemed to have occurred only if the Participant in question (i) is terminated by written notice for dishonesty, because of his conviction of a felony, or because of his violation of any material provision of any employment or other agreement with the Company or any of its Subsidiaries, or (ii) shall voluntarily resign or terminate his employment with the Company or any of its Subsidiaries under or followed by such circumstances as would constitute a breach of any material provision of any employment or other agreement between him and the Company or any of its Subsidiaries, or (iii) shall have committed an act of dishonesty not discovered by the Company or any of its Subsidiaries prior to the cessation of his employment with the Company or any of its Subsidiaries, but which would have resulted in his discharge if discovered prior to such date, or (iv) shall, either before or after cessation of his employment with the Company or any of its Subsidiaries, without the written consent of the Company or any of its Subsidiaries, use (except for the benefit of the Company or any of its Subsidiaries) or disclose to any other person any confidential information relating to the continuation or proposed continuation of the business or any trade secrets of the Company or any of its Subsidiaries obtained as a result of or in connection with such employment, or (v) shall, either before or after the cessation of his employment with the Company or any of its Subsidiaries, without the written consent of the Company or any of its Subsidiaries, directly or indirectly, give advice to, or serve as an employee, director, officer, or trustee of, or in any similar capacity with, or otherwise directly or indirectly participate in the management, operation, or control of, or have any direct or indirect financial interest in, any corporation, partnership, or other organization which directly or indirectly competes in any respect with the Company or any of its Subsidiaries, or (vi) shall cease to be employed by the Company or any of its Subsidiaries because of his inability to continue as an employee under any law or governmental regulation, including any Nevada gaming law or regulation, or (vii) shall voluntarily resign or terminate his employment with the Company or any of its Subsidiaries under or followed by such circumstances as would have rendered him unable to have continued as an employee under any law or governmental regulation, including any Nevada gaming law or regulation.

    3.8  Effect of Leaves of Absence

    It shall not be considered a termination of employment when a Participant is on military or sick leave or such other type of leave of absence which is considered a continuing intact the employment relationship of the Participant with the Company or any of its Subsidiaries. In case of such leave of absence, the employment relationship shall be deemed to have continued until the later of (i) the date when such leave shall have lasted ninety days in duration, or (ii) the date as of which the Participant s right to reemployment shall have no longer been guaranteed either by statute or contract.

4.  MISCELLANEOUS PROVISIONS

    4.1  Adjustments Upon Changes in Capitalization

    In the event of changes to the outstanding shares of Common Stock of the Company through reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation or otherwise, or in the event of a sale of all or substantially all of the assets of the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of shares and/or the purchase price per share of unexercised Stock Options or portions thereof which shall have been granted prior to any such change shall likewise be made. Notwithstanding the foregoing, in the case of a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Company, in lieu of adjustments as aforesaid, the Committee may in is discretion accelerate the date after which a Stock Option may or may not be exercised or the stated expiration date thereof. Adjustments or changes under this Section shall be made by the Committee, whose determination as to what adjustments or changes shall be made, and the extent thereof, shall be final, binding and conclusive.

    4.2  Non-Transferability

    No Stock Option shall be transferable except by will or the laws of descent and distribution, nor shall any Stock Option be exercisable during the Participant s lifetime by any person other than the Participant or his guardian or legal representative.

    4.3  Withholding

    The Company s obligations under this Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of a grant or upon the exercise of any Stock Option may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions as the Committee shall determine. If the Participant shall fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company.

    4.4  Compliance with Law and Approval of Regulatory
         Bodies

    No Stock Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with all federal and state securities laws and withholding tax requirements and with the rules of NYSE and of all other domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which a Stock Option is exercised may bear legends and statements the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No Stock Option shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable. In the case of the exercise of a Stock Option by a person or estate acquiring the right to exercise the Stock Option as a result of the death of the Participant, the Committee may require reasonable evidence as to the ownership of the Stock Option and may require consents and releases of taxing authorities that it may deem advisable.

    4.5  No Right to Employment

    Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Options hereunder, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any Participant at any time with or without assigning a reason therefor, to the same extent as might have been done if the Plan had not been adopted.

    4.6  Exclusions from Pension Computations

    By acceptance of a grant of a Stock Option under the Plan, the recipient shall be deemed to agree that any income realized upon the receipt or exercise thereof or upon the disposition of the shares received upon exercise will not be taken into account as base remuneration , wages , salary or compensation in determining the amount of any contribution to or payment or any other benefit under any pension, retirement, incentive, profit-sharing or deferred compensation plan of the Company or any Subsidiary.

    4.7  Abandonment of Options

    A Participant may at any time abandon a Stock Option prior to its expiration date. The abandonment shall be evidenced in writing, in such form as the Committee may from time to time prescribe. A Participant shall have no further rights with respect to any Stock Option so abandoned.

    4.8  Severability

    If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3.

    4.9  Interpretation of the Plan

    Headings are given to the Sections of the Plan solely as a convenience to facilitate reference, such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provision hereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural and vice versa.

    4.10 Use of Proceeds

    Funds received by the Company upon the exercise of Stock
    Options shall be used for the general corporate purposes of the Company.

    4.11 Construction of Plan

    The place of administration of the Plan shall be in the State of Nevada, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Nevada.